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                                                                   EXHIBIT 10.2



                             SHARE OPTION AGREEMENT




           This SHARE OPTION AGREEMENT (the "Agreement") is between COMMTOUCH SOFTWARE LTD., an Israeli company (the "Company"), and the Grantee whose name appears on the attached Schedule (the "Grantee").

           In order to provide an incentive to the Grantee to exert his or her utmost efforts on behalf of the Company, the Grantee has been awarded one or more Options on the terms and conditions set forth in this Agreement and in the attached Schedule, which forms an integral part of this Agreement. For purposes of United States taxation, if applicable, it is intended that the Options constitute "Non-Qualified Share Options" that are not "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

           SECTION 1 OPTIONS

           The Grantee is hereby granted Options to purchase the number of Ordinary Shares, nominal value NIS 1 per share, of the Company (the "Shares") specified in the Schedule. The Options are exercisable at the exercise price per Share as determined by the company from time to time.

           SECTION 2 EXERCISE OF RIGHTS

               2.1 Times when Shares can be Purchased

           Subject to the terms and conditions of this Agreement, the Options will become exercisable at such times, and shall remain exercisable for such periods, as are specified in the Schedule. Without derogating from the provisions of Section 3 of this Agreement, if any Option has not been exercised and the Shares covered thereby not paid for by the expiration date specified in the Schedule, such Option and the right to acquire such Shares shall terminate, and all interests and rights of the Grantee in and to the same shall ipso facto expire. Notwithstanding any provision of this Agreement or the Schedule to the contrary, upon any change of control of the Company one-half of all unvested Options then held by the Grantee shall immediately vest and become exercisable, with the remaining unvested Options to be subject to the regular vesting provisions of the Schedule. For purposes of this Section 2.1, a "change of control" shall mean the sale or other disposition of a majority of the outstanding Shares or a sale or other disposition of a majority of the Company's assets, within any 18-month period.

               2.2 Notice

           If the Grantee of an Option wishes to exercise any of the Grantee's rights, the Grantee must give notice of exercise to the Company at the Company's principal office. The Grantee must give the notice in writing, in form satisfactory to the Company, in respect of a whole number of Shares. The Grantee must include with the notice full payment for any Shares being purchased and any taxes and other mandatory payments due under Section 2.3 hereof.


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               2.3 Payment

                   2.3.1 Payment of the option price for any Shares being purchased under an Option, as specified in the Schedule, must be made in cash or by bank check, or in such other manner as the Company determines.

                   2.3.2 The Grantee cannot buy any Shares under an Option unless, at the time the Grantee gives notice of exercise to the Company, the Grantee includes with such notice payment in cash or by bank check of all withholding taxes due, and any other mandatory payments, if any, on account of his or her buying Shares under the Option or gives other assurance satisfactory to the Company of the payment of those withholding taxes.

               2.4 Certificates for Shares

                   2.4.1 The Company shall deliver certificates for Shares bought under an Option as soon as practicable after receiving payment for the Shares and for any taxes under Section 2.3 hereof, and all documents required under this Agreement. The certificates will be made out in the name of the Grantee.

                   2.4.2 If any law, regulation or interpretation requires the Company to take any action regarding the Shares before the Company issues certificates for the Shares being purchased, the Company may delay delivering the certificates for the Shares for the period necessary to take that action.

           SECTION 3 TERMINATION OF EMPLOYMENT

               3.1 In General

           Subject to the provisions of Section 3.2 hereof, if a Grantee should, for any reason, cease to be employed by the Company on a full-time basis, all of his or her rights, if any, in respect of all Options previously granted to him or her under this Agreement that are not exercisable then or within two weeks after such cessation of employment shall ipso facto terminate; all of his or her rights in respect of such Options that are exercisable then or within two weeks after such cessation of employment on a full-time basis, but which are not exercised within two weeks after such cessation of employment on a full-time basis, shall terminate upon the expiration of such two-week period. In the event of resignation or discharge of a Grantee from the employ of the Company or a subsidiary thereof, his or her employment shall, for the purposes of this
Section 3.1, be deemed to have ceased upon the delivery to the employer of notice of resignation, or upon the delivery to the employee of notice of discharge, as the case may be, irrespective of the effective date of such resignation or discharge. In the event the employment of a Grantee is terminated by the Company for cause, such Grantee shall not be entitled to exercise the Options subsequent to the time of delivery of the notice of discharge.



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               3.2 Death, Disability, Retirement Anything herein to the contrary notwithstanding:

                   (a) If a Grantee should die, the estate or other successors to whom the rights of a Grantee in respect of Options or Shares purchasable pursuant to the exercise thereof are transferred (by operation of law or by will) shall be entitled to exercise such Options (or portions thereof) that were exercisable on dates after the death of such Grantee and purchase Shares pursuant to the exercise thereof (or pursuant to the exercise of Options previously exercised by the Grantee) to the same extent and on the same terms as the deceased Grantee could have done but for his or her death; except that, so long as the rights in such Options or to purchase such Shares did not expire prior to the date of death of the Grantee, (i) the estate or such successor may exercise any such Options that were otherwise exercisable on a date after the date of death of such Grantee and purchase such Shares, at any time within 3 months from the date of death of the Grantee, and (ii) the rights in any such Options or Shares purchasable pursuant to the exercise thereof shall ipso facto terminate to the extent they are not exercised and such Shares are not paid for by the estate or successors within 3 months from the date of death of such Grantee.

                   (b) If a Grantee is unable to continue to be employed by the Company by reason of his or her becoming incapacitated while in the employ of the Company as a result of an accident or illness or other cause, which incapacitation is approved by the Company, such Grantee shall, subject to approval of the Company (which shall not unreasonably be withheld), continue to enjoy rights under this Agreement on such terms and conditions as the Company in its discretion may determine.

                   (c) If a Grantee should retire upon reaching mandatory retirement age, he or she shall, subject to the approval of the Company, continue to enjoy such rights, if any, under this Agreement and on such terms and conditions as the Company in its discretion may determine.


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           SECTION 4 RIGHT OF PURCHASE

           Should the holders of more than 50% of the outstanding shares of the Company (the "Selling Shareholders") determine to sell their shares to an unaffiliated third party, and should they wish to sell the Shares which the Grantee then holds or to which the Grantee may be entitled upon the exercise of Options, then the Selling Shareholders shall have the right, for this purpose, to purchase (i) any Shares then held by the Grantee pursuant to the previous exercise of Options, and (ii) any unexpired but unexercised (whether or not yet exercisable) Options then held by the Grantee. Such right may be exercised only concurrently with or immediately prior to the sale by the Selling Shareholders of their shares in the Company. The purchase price for each Share or Option shall be equivalent to the purchase price per share to be received by the Selling Shareholders, less any component of such price per share attributable to a control premium. The determination of the purchase price per Share or Option to be paid to the Grantee shall be made by the Company's independent certified public accountant, whose determination shall be final and binding. In order to secure the Grantee's obligation under this section, the Grantee shall deposit share transfer deeds, signed in blank, with the Company. The Grantee acknowledges that the provisions of this section are designed to create rights in favor of the Selling Shareholders and agrees to their enforcement hereof. The provisions of this section shall cease to have effect upon the consummation of the Company's initial public offering.

           SECTION 5 ADJUSTMENTS

               5.1 Upon the occurrence of any of the following described events, a Grantee's rights to purchase Shares under this Agreement shall be adjusted as hereinafter provided:

               5.2 Upon the Company's initial public offering, the exercise of the options will be subject to any regulations and restrictions issued by any securities regulatory or stock exchange authority.

               5.3 In the event the shares of the Company shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, recapitalization or the like, the shares of the Company shall be exchanged for other securities of the Company or of another corporation, each Grantee shall be entitled, subject to the conditions herein stated, to purchase such number of Shares or amount of other securities of the Company or such other corporation as were exchangeable for the number of Shares of the Company that such Grantee would have been entitled to purchase on such date except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; provided, however, that any fractional shares so resulting shall be cancelled.

               5.4 In the event that the Company shall issue any of its shares or other securities as bonus shares (or stock dividends) upon or with respect to any shares, each Grantee upon subsequently exercising an Option shall be entitled to receive (for the purchase price payable upon such exercise), the Shares as to which he or she is exercising his or her right and, in addition thereto (at no additional cost), such number of shares as is equal to the amount of Shares which he or she would have received had he or she been the holder of the



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Shares as to which he or she is exercising his or her said right at all times between the date of the granting of such right and the date of its exercise; provided, however, that any fractional shares so resulting shall be cancelled.

               5.5 The Company shall determine the specific adjustments to be made under this Section 5, and its determination shall be conclusive.

           SECTION 6 VOTING, ASSIGNABILITY AND SALE OF SHARES

               6.1 The Grantee shall have no voting rights as a shareholder of the Company until the consummation of the initial public offering of Shares (the "IPO"). Until the IPO, the Grantee's Shares shall be voted by a proxy pursuant to the direction of the Board of Directors of the Company. Simultaneously with each exercise of an Option, the Grantee shall execute an irrevocable proxy in a form acceptable to the Board of Directors of the Company, to the person or persons then designated by the Board of Directors, to vote the Shares acquired upon the exercise of the Option, with such proxy to remain in effect (or be renewed) until the Company consummates its IPO. In addition, until the consummation of the Company's IPO, and unless and until released by the Board of Directors for particular action, the Grantee's right as a shareholder to consent to or approve action by the Company (whether such right is expressly granted by the Articles of Association or is otherwise implied by virtue of the nature of the action to be taken) shall be exercised pursuant to the direction of the Board of Directors by a power of attorney issued by the Grantee as set forth herein. Simultaneously with each exercise of an Option, the Grantee shall execute an irrevocable power of attorney in a form acceptable to the Board of Directors of the Company, to the person or persons then designated by the Board of Directors, to act on behalf of the Grantee as a shareholder, with such power of attorney to remain in effect (or be renewed) until the Company consummates its IPO. The Grantee may not transfer or sell Shares issued upon the exercise of an Option to any third party unless such third party furnishes the Company with an irrevocable proxy and an irrevocable power of attorney as described in this section, prior to such sale or transfer.

               6.2 No Options, and no Shares purchasable under this Agreement that were not fully paid for, shall be assignable or transferable by the Grantee; and during the lifetime of the Grantee each and all of his or her rights to purchase shares under this Agreement shall be exercisable only by him or her. For avoidance of doubt, the foregoing shall not be deemed to restrict the transfer of a Grantee's rights in respect of Options or Shares purchasable pursuant to the exercise thereof upon the death of such Grantee to his or her estate or other successors by operation of law or will, whose rights therein shall be governed by Section 3.2 hereof.

               6.3 Until such time as the Company consummates its IPO, the Grantee shall not be allowed to sell or transfer any Shares purchased pursuant to the exercise of Options granted under this Agreement, except in accordance with the Company's Articles of Association and the following provisions:

                   6.3.1 The sale or transfer shall be subject to a right of first refusal, in favor of such person or persons as the Company may indicate. The Grantee shall be advised whether or not the right of first refusal is being exercised within 30 days of his or her



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notification to the Company of the intention to sell or transfer and the terms of the proposed sale or transfer.

                   6.3.2 In the event the right of first refusal is not exercised, the Grantee may sell or transfer the Shares within 7 days. If the Grantee does not sell or transfer the Shares within 7 days, all of the provisions of this section shall again apply to any subsequent sale or transfer.

                   6.3.3 In any case, the sale or transfer shall not directly or indirectly be to a competitor of the Company, shall be allowed only if the Grantee is not then in breach of any of his or her obligations to the Company, shall be with respect to all of the Shares then held by the Grantee, and shall be subject to the approval of the Company's Board of Directors (which shall not unreasonably be withheld).

           SECTION 7 REPRESENTATIONS, WARRANTIES AND COVENANTS

           The Grantee hereby represents, warrants and covenants that until such time as the Company consummates its initial public offering, upon the Company's request the Grantee will consent to any resolution requested or approved by the Company, will sign any document and will take any other action which may be necessary or desirable to the consummation of an offering, whether public or private. The Grantee hereby authorizes the Company to sign any document on his or her behalf in order to implement the foregoing, and the Grantee will not assert any claim against the Company or anyone else in this regard.

           SECTION 8 MISCELLANEOUS

               8.1 Entire Agreement

           This Agreement contains all of the understandings between the Company and the Grantee concerning all Options granted under this Agreement, and include all earlier negotiations and understandings. The Company and the Grantee have made no promises, agreements, conditions or understandings, either orally or in writing, that are not included in this Agreement.

               8.2 Interpretation

           The interpretation and construction by the Company of any provision of this Agreement or of any Option thereunder shall be final and conclusive.

               8.3 Employment

           By granting Options under this Agreement, the Company does not give the Grantee any right to continue to be employed by the Company or to be entitled to any remuneration or benefits not set forth in this Agreement. None of the provisions of this Agreement will interfere with or limit the right of the Company to end the Grantee's employment at any time. Furthermore, it is agreed by the parties that no income or any other benefit flowing from this Agreement will be taken in account in respect of the Grantee's social rights or any other rights deriving from his or her being an employee.



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               8.4 Captions

           The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

               8.5 Counterparts

           This Agreement may be executed in counterparts, each of which when signed by the Company and the Grantee will be deemed an original and all of which together will be deemed the same agreement.

               8.6 Notice

           Any notice or communication having to do with this Agreement must be given by personal delivery or by registered mail, return receipt requested, addressed - if to the Company, to the principal office of the Company and, if to the Grantee, to the Grantee's last known address on the personnel records of the Company.

               8.7 Succession and Transfer

           Each and all of the provisions of this Agreement are binding upon and shall inure to the benefit of the Company and the Grantee (and, to the extent specifically provided in this Agreement, the Grantee's heirs). The Grantee may not sell, give, transfer, encumber or assign, or use as collateral, any of the holder's rights under this Agreement.

               8.8 Governing Law

           This Agreement shall be governed by and construed exclusively in accordance with the law of the State of Israel applicable to agreements to be performed in the State of Israel.

               8.9 Tax Consequences

           Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company or the Grantee) hereunder, shall be borne solely by the Grantee. Furthermore, the Grantee shall agree to indemnify the Company and hold it harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee.



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IN WITNESS WHEREOF the Company and the Grantee have caused this Agreement to be signed and delivered as of the date set forth below.



                                              COMMTOUCH SOFTWARE LTD.


                                              By: __________________________



                                              ______________________________
                                                           GRANTEE




Effective Date: _________________



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                             COMMTOUCH SOFTWARE LTD.

                         SHARE OPTION AGREEMENT SCHEDULE



Identification:

1.     Name of Grantee: ___________________________________

2.     Address of Grantee: ________________________________
                           ________________________________

3.     Date of Option Agreement: __________________________



Terms of Option Awards:

1.     Number of Ordinary Shares: _________________________

2.     Option Exercise Price per Ordinary Share: __________

3.     Time(s) at which Options become exercisable: __________________________
       _______________________________________________________________________
       _______________________________________________________________________

4.     Expiration Date: ____________________

5.     Special Conditions, if any:
       _______________________________________________________________________
       _______________________________________________________________________
       _______________________________________________________________________





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